UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

March 17, 2014

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

☒   Filed by the registrant

       Filed by a party other than the registrant

Check the appropriate box:

     Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

Medient Studios, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

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☐  Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Medient Studios, Inc.

1635 Old River Road

Bloomingdale, GA 31302

Dear Stockholders:

On January 6, 2014, the board of directors of Medient Studios, Inc. adopted a resolution approving an amendment to our Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 500,000,000, par value $.001 per share, to 5,000,000,000, par value $.001 per share; and

•

effectuate an increase in the votes per share of the Company’s Series A Preferred Stock, par value $.001 per share, from 25 to 250 votes per share.

Medient obtained the written consent of stockholders representing 64.0% of the voting power of the Company’s outstanding stock as of January 6, 2014, approving an amendment to the Company’s Articles of Incorporation to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and an amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about March 18, 2014, to all of the Company’s stockholders of record as of the close of business on March 18, 2014.

By Order of the Board of Directors.

/s/Manu Kumaran

Name:  Manu Kumaran

Title:    Principal Executive Officer

INFORMATION STATEMENT

March 17, 2014

Medient Studios, Inc.

1635 Old River Road

Bloomingdale, GA 31302

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors (the “Board”) of Medient Studios, Inc., a Nevada corporation (“Medient” or the “Company”) to the holders of record at the close of business on March 18, 2014 (the “Record Date”), of the Company’s outstanding common stock, par value $.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by the Company.  We will mail this Information Statement to stockholders of record and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on January 6, 2014, by the Board and by stockholders holding 64.0% of the voting power of the Company’s stock issued and outstanding on that date.  The Board and referenced stockholders approved an amendment of the Company’s Articles of Incorporation to:

•

effectuate an increase of the authorized common shares from 500,000,000, par value $.001 per share, to 5,000,000,000, par value $.001 per share; and

•

effectuate an increase in the votes per share of the Company’s Series A Preferred Stock, par value $.001 per share, from 25 to 250 votes per share.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the above corporate actions have been obtained.  This Information Statement is furnished solely for the purpose of informing our stockholders of these corporate actions, in the manner required under the Exchange Act. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and an amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about March 18, 2014.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF MEDIENT STUDIOS, INC. DATED JANUARY 6, 2014 IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on January 6, 2014, the Company obtained (i) the unanimous approval of the Board and (ii) the written consent of stockholders holding 64% of the voting power of the issued and outstanding shares of the Company’s stock to:

•

effectuate an increase of the authorized common shares from 500,000,000, par value $.001, to 5,000,000,000, par value $.001; and

•

effectuate an increase in the votes per share of the Company’s Series A Preferred Stock, par value $.001, from 25 to 250 votes per share.

OUTSTANDING SHARES AND VOTING RIGHTS

As of January 6, 2014, the Company’s authorized capitalization consisted of 500,000,000 common shares, par value $.001, of which 140,418,483 shares were issued and outstanding, and 50,000,000 preferred shares, par value $.001, of which 10,000,000 shares, designated as Series A Preferred Stock were issued and outstanding.

Each share of common stock of the Company entitles its holder to one vote on each matter submitted to Company’s stockholders, and each share of Series A Preferred Stock of the Company entitles its holder to 25 votes on each matter submitted to the Company’s stockholders.  However, because holders of 64.0% of the voting power of the issued and outstanding capital stock have consented to the foregoing actions by resolution dated January 6, 2014, in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revised Statutes, and because these shareholders hold sufficient voting power to approve such actions through the ownership of voting stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO MEDIENT’S

ARTICLES OF INCORPORATION

The Board and holders of 64.0% of the voting power of the issued and outstanding capital stock have approved an amendment to our Articles of Incorporation to affect an increase in the number of authorized shares of Common Stock and an amendment to the terms of the Company’s Series A Preferred Stock to increase the votes per Series A Preferred Share.

We intend to file an amendment to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above actions.  Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about April 7, 2014.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to investors who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board may determine is in the best interest of the Company and our stockholders to issue shares of common stock.  As of the date of this Information Statement, we have not identified any potential investors and have not entered into any agreements relating to any potential investment in the Company or otherwise pursuant to which we will issue shares of common stock.  There are no current plans to issue the additional shares, and the Company can issue the additional shares without shareholder approval.

The increase in the authorized shares of Common Stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect on our existing stockholders if additional shares are issued.  There are no pre-emptive rights in relation to our common shares.

We are not increasing our authorized common shares to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Amendment of Terms of Preferred Shares

The Board approved the amendment of the terms of the Series A Preferred Shares in order to maintain the relative voting rights of the Series A Preferred Stock after taking into account the increase in the authorized shares of Common Stock.  The amended terms will increase the voting power of the Series A Preferred Shares from 25 votes per share to 250 votes per share.

Currently, there is no plan to issue any additional preferred shares.  In the event any additional preferred shares are issued in the future, our common shareholders and our preferred shareholders may suffer dilution to their ownership of the Company at the time of the issuance of the preferred shares. No additional corporate action is needed to issue any preferred shares.  The Company may even issue preferred shares as a defensive mechanism in order to attempt to stop a hostile take-over by another company; there is no plan to do so at this time.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Securities and Exchange Commission and a copy hereof has been mailed to each of our stockholders of record as of the Record Date.  The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about March 18, 2014.  Therefore, the Company anticipates that the corporate actions discussed above will be effective, and the amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about April 7, 2014.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 17, 2014, the number and percentage of outstanding shares of the registrant’s voting stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Number and Class of Shares	Percentage of Class Owned	Percentage of Outstanding Voting Shares
Manu Kumaran	0 common	0%	0%
1800 North Vine St.	10,000,000 preferred	100.00%	64.03%
Hollywood, CA 90028

Graham Bradstreet	1,500,000 common	1.07%	0.38%
1800 North Vine St.
Hollywood, CA 90028
Pankaj Kapoor	4,625,000 common	3.29%	1.18%
1800 North Vine St.
Hollywood, CA 90028

Joseph Giamichael	1,100,000 common	0.78%	0.28%
1576 Third Avenue
New York, NY 10128

Charles Koppelman	5,000,000 common	3.56%	1.28%
1330 Avenue of the Americas; Suite 1800
New York, NY 10019

Directors/ Officers	12,225,000 common	8.71%	3.13%
As a group six (6) persons	10,000,000 preferred	100.00%	64.03%

(1) Based on 140,418,483 issued and outstanding common shares and 10,000,000 issued and outstanding preferred shares as of March 17, 2014.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of January 6, 2014, there were 140,418,483 shares of the Company’s common stock issued and outstanding.   Each holder of common stock is entitled to one vote per share.  In addition, as of January 6, 2014, there were 10,000,000 shares of the Company’s Series A Preferred Stock issued and outstanding.  Each holder of Series A Preferred Stock is entitled to 25 votes per share.

Stockholders holding in the aggregate 64.0% of the voting power of our outstanding capital stock have approved the corporate actions discussed herein by written consent dated January 6, 2014.

VOTING PROCEDURES

Pursuant to the Nevada Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our voting capital stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the stockholders holding 64.0% of the capital stock as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except for Manu Kumaran, the Company’s Chairman of the Board and Chief Executive Officer, no director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized shares of Common Stock, and the increase in the votes per share of the Series A Preferred Stock.  Mr. Kumaran is the sole holder of the Series A Preferred Stock.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street

NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Medient Studios, Inc. at 1635 Old River Road, Bloomingdale, GA 31302.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Medient Studios, Inc. at 1635 Old River Road, Bloomingdale, GA 31302.  A stockholder can make an oral request for a separate copy by calling us at (818) 634-4801.

On behalf of the Board of Directors,

March 17, 2014

/s/Manu Kumaran

Manu Kumaran

Principal Executive Officer

Principal Financial Officer